UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2018 (November 20, 2018)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):(203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.

On November 20, 2018, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the "Company"), issued a press release announcing that it has exercised its option to purchase 15 additional exhaust gas cleaning systems, or scrubbers, to be retrofitted on vessels within its fleet. This press release follows the Company’s announcement on September 4, 2018 that it has entered into a series of agreements to purchase up to 37 scrubbers, which includes firm orders for 19 scrubbers and up to 18 additional units at the Company’s option. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The following table updates certain information for the quarters presented in the Company’s Form 10-Q for the quarterly period ended September 30, 2018, in respect of the estimated costs for anticipated vessel drydockings, the installation of ballast water treatment systems (“BWTS”), scrubbers and anticipated off-hire days to account for the additional 15 scrubbers to be installed:

		Project Costs(2) (in millions)
Quarter Ending	Off-hire Days(1)	BWTS(3)	Scrubbers(3)	Drydocks
December 31, 2018	30	$0.4	$15.3	$1.6
March 31, 2019	132	$1.4	$15.3	$2.1
June 30, 2019	137	$2.4	$13.6	$1.7
September 30, 2019	132	$2.9	$10.8	$1.7
December 31, 2019	231	$2.6	$9.1	$5.2

(1) Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors.
(2) Actual costs will vary based on various factors, including where the drydockings are actually performed.
(3) BWTS and Scrubbers require advance payments as per the contract terms on the 34 firm orders

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with the timing of delivery of the Vessels as indicated above. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, the Company’s forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.
The Company disclaims any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. If the Company updates one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release, issued by Eagle Bulk Shipping Inc., dated November 20, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: November 20, 2018	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer